                                                                   EXHIBIT 32.1



                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                               OF NATCO GROUP INC.
             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Nathaniel A. Gregory, Chief Executive Officer of NATCO Group Inc. (the "Company"), and, I, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of the Company, hereby certify, to my knowledge, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       33






                                              /s/ NATHANIEL A. GREGORY
                                            -----------------------------------
                                            Name:  Nathaniel A. Gregory
                                            Date:  August 14, 2003


                                              /s/ RICHARD W. FITZGERALD
                                            -----------------------------------
                                            Name:  Richard W. FitzGerald
                                            Date:  August 14, 2003